Exhibit 99.1
Outbrain announces repurchase of remaining 2.95% Convertible Senior Notes due 2026

New York – September 23, 2024 - Outbrain Inc. (NASDAQ: OB), a leading technology platform that drives business results by engaging people across the Open Internet, announced today that it has repurchased all of the remaining $118 million in aggregate principal amount of the 2.95% Convertible Senior Notes due 2026 (the “Convertible Notes”) via a privately negotiated repurchase agreement with Baupost Group Securities, L.L.C., the sole holder of the Convertible Notes. The Company paid, including accrued interest, $109.7 million in cash representing a discount to par value of approximately 7.5%. As a result, Outbrain will record a pre-tax gain of approximately $8.8 million in the third quarter of 2024.

Following the closing of the transaction, Outbrain has repurchased the entire principal balance of $236 million of the Convertible Notes, with no remaining debt on the balance sheet and approximately $128 million of cash, cash equivalents and investments in marketable securities, when adjusting the balance as of August 31, 2024 for the repayment. Outbrain repurchased the initial $118 million principal amount of the Convertible Notes in April 2023.

“Our ability to generate cash and our strong balance sheet has enabled the opportunistic repurchase of the remaining balance of Convertible Notes, which is also in anticipation of the expected closing of the Teads acquisition. We believe this transaction strengthens our balance sheet, increasing our net cash balance as we maintain ample liquidity to support our future growth,” said Jason Kiviat, Outbrain's CFO.

This press release does not constitute an offer to sell or a solicitation to buy any of the Convertible Notes described herein or any securities of the Company, nor shall there be any offer, solicitation, or sale of the Convertible Notes or any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements may include, without limitation, statements generally relating to possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives and statements relating to the transaction to acquire Teads (“Transaction”). You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “guidance,” “outlook,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions or are not statements of historical fact. We have based these forward-looking statements largely on our expectations and projections regarding future events and trends that we believe may affect our business, financial condition, and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors including, but not limited to: overall advertising demand and traffic generated by our media partners; factors that affect advertising demand and spending, such as the continuation or worsening of unfavorable economic or business conditions or downturns, instability or volatility in financial markets, and other events or factors outside of our control, such as U.S. and global recession concerns, geopolitical concerns, including the ongoing war between Ukraine-Russia and conditions in Israel, supply chain issues, inflationary pressures, labor market volatility, bank closures or disruptions, and the impact of challenging economic conditions, political and policy uncertainties with the approach of the U.S. presidential election, and other factors that have and may further impact advertisers’ ability to pay; our ability to continue to innovate, and adoption by our advertisers and media partners of our expanding solutions; the success of our sales and marketing investments, which may require significant investments and may involve long sales cycles; our ability to grow our business and manage growth effectively; our ability to compete effectively against current and future competitors; the loss or decline of one or more of our large media partners, and our ability to expand our advertiser and media partner relationships; conditions in Israel, including the ongoing war between Israel and Hamas and other terrorist organizations, may limit our ability to market, support and innovate on our products due to the impact on our employees as well as our advertisers and their advertising markets, our ability to maintain our revenues or profitability despite quarterly fluctuations in our results, whether due to seasonality, large cyclical events, or other causes; the risk that our research and development efforts may not meet the demands of a rapidly evolving technology market; any failure of our recommendation engine to accurately predict attention or engagement, any deterioration in the quality of our recommendations or failure to present interesting content to users or other factors which may cause us to experience a decline in user engagement or loss of media partners; limits on our ability to collect, use and disclose data to deliver advertisements; our ability to extend our reach into evolving digital media platforms; our ability to maintain and scale our technology platform; our ability to meet demands on our infrastructure and resources due to future growth or otherwise; our failure or the failure of third parties to protect our sites, networks and systems against security breaches, or otherwise to protect the confidential information of us or our partners; outages or disruptions that impact us or our service providers, resulting from cyber incidents, or failures or loss of our infrastructure; significant fluctuations in currency exchange rates; political and regulatory risks in the various markets in which we operate; the challenges of compliance with differing and changing regulatory requirements; the timing and execution of any cost-saving measures and the impact on our business or strategy; our ability and the time required to consummate the Transaction; our ability to successfully integrate Teads's operations, technologies and employees and to recognize the anticipated benefits and synergies of the Transaction, including the expectation of enhancements to our services, greater revenue or growth opportunities, operating efficiencies and cost savings; the potential impact of the announcement or pendency of the Transaction on ongoing business operations and relationships, including our ability to maintain relationships with employees, customers, suppliers and others with whom we do business; the amount of costs, fees, expenses and charges relating to the Transaction; the initiation or outcome of any legal proceedings that may be instituted following the announcement of the Transaction; and the risks described in the section entitled “Risk Factors” and elsewhere in the Annual Report on Form 10-K filed for the year ended December 31, 2023 and in subsequent reports filed with the SEC. Accordingly, you should not rely upon forward-looking statements as an indication of future performance. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or will occur, and actual results, events, or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We undertake no obligation and do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.

About Outbrain
Outbrain (Nasdaq: OB) is a leading technology platform that drives business results by engaging people across the Open Internet. Outbrain predicts moments of engagement to drive measurable outcomes for advertisers and publishers using AI and machine learning across more than 8,000 online properties globally. Founded in 2006, Outbrain is headquartered in New York with offices in Israel and across the United States, Europe, Asia-Pacific, and South America.
For more information, visit https://www.outbrain.com.
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